Federated Investors
World-Class Investment Manager

Federated Government Income Securities, Inc.

15TH ANNUAL REPORT

February 28, 2001

Established 1986

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and I am pleased to present the fund's 15th Annual Report.

Fund shareholders own U.S. government securities and receive income from U.S. Treasury bonds, Government National Mortgage Association issues, Federal Home Loan Mortgage Corporation issues, and Federal National Mortgage Association issues. These U.S. government securities have minimal default risk.1 The prices of all U.S. government issues are subject to interest rate changes--either up or down, negative or positive. Price changes in the marketplace affect the value of all bonds.

This report covers the 12-month reporting period from March 1, 2000 through February 28, 2001. It begins with a discussion by the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers her views on today's interest rate environment, fund performance and how your fund is invested in U.S. government securities. Following Kathy's discussion are three additional items of shareholder interest. First is a series of graphs that display the fund's long-term performance records, which is followed by a complete listing of the fund's holdings in U.S. government securities and the publication of the fund's financial statements.

1 Fund shares are not guaranteed by the U.S. government.

Over the 12-month reporting period, the $1.1 billion fund maintained an overweight in mortgage backed securities to take advantage of the substantial yield premium versus U.S. Treasury securities. This resulted in an attractive income stream and double-digit total returns for shareholders. Individual share class total return performance and income distributions follow.2

	Net Asset Value/Change	Income Distributions	Total Return
Class A Shares	$8.28 to $8.80 = 6.28%	$0.515	12.91%
Class B Shares	$8.26 to $8.78 = 6.30%	$0.453	12.12%
Class C Shares	$8.28 to $8.80 = 6.28%	$0.452	12.08%
Class F Shares	$8.27 to $8.79 = 6.29%	$0.516	12.94%

Thank you for your continued participation in Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2001

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, C, and F Shares were 7.83%, 6.62%, 11.08%, and 10.86%, respectively, for the 12-month reporting period.

Current performance information is available at our website, www.federatedinvestors.com, or by calling 1-800-341-7400.

Kathy Foody-Malus

Vice President

Federated Investment
Management
Company

Investment Review

What are your comments on the fund's fiscal year, during which the U.S. economy slowed significantly, the bond market outperformed the stock market for the first time in several years, and the Federal Reserve Board acted aggressively?

The Federal Reserve Board ("the Fed"), U.S. Treasury supply, and credit fundamentals dictated the fixed-income markets' actions during the fund's reporting period. High-quality, fixed income assets posted double-digit returns, as investors sought a haven from stock market volatility. The fund's fiscal year began with the Fed in a tightening mode, and the U.S. economy continuing to steam ahead at a 5% growth rate. Signs that the pace of demand was exceeding the growth in supply prompted the Fed to raise rates 100 basis points. The anticipation of further Fed rate increases was offset by equity market volatility and kept the U.S. Treasury within a trading range.

Then two shocks hit the market. The first was the announcement by the U.S. Treasury Department on January 13, 2000, of its $30 billion buyback program. The prospect that Treasury securities were headed for extinction ignited the bond market. By early April 2000, long-term Treasury yields fell about 100 basis points. The second shock came in late April 2000, when the U.S. economic indicators on wage and growth data provided clear evidence that the economy was overheating, despite the cumulative 125 basis points of tightening by the Fed. Fixed income markets immediately priced-in further aggressive tightening by the Fed. By the time the Fed's dramatic 50 basis point action came into being at the May 2000, Federal Open Market Committee meeting, the U.S Treasury market had reached its most extreme yield levels of the year, and two-year Treasury yields reached 6.90%. The yield of two-year Treasury issues was 65 basis points greater than that of the 30-year Treasury bond.

While all fixed income investors were dealing with the technical aberrations in Treasury securities and the threat of further interest rate hikes, the corporate bond markets also took heat from worsening credit conditions. Leverage among non-financial corporations had been increasing since 1996, the same year that the rating agencies' upgrade-to-downgrade ratio had peaked.

The NASDAQ Index's fall from grace in early April 2000 was a more dramatic sign that the "tech spending mania" was coming to a close. Since the driver of growth through the expansion had been business investment, a sharp slowdown in the technology sector had serious implications for the U.S. economy. The result was a mass retreat by investors from risky investments to the highest quality sectors of the market.

As the year 2000 came to a close, the markets were anticipating that the Fed would begin to reduce rates to keep the slowdown from turning into a recession. The Fed cut short-term rates twice during January 2001. The first occurred on January 3, as the Fed surprised the markets by cutting rates by 50 basis points. The second 50 basis point move occurred at the January 31 meeting. Investors viewed these interest rate cuts as a sign that the Fed will take whatever actions necessary to stimulate the economy. As would be expected in an aggressive easing environment, shorter maturity Treasury securities were the main beneficiaries.

What was your strategy, and how did you adjust duration and sector allocation in this market environment?

During the reporting period, the fund's duration, or price sensitivity to interest rate changes, was slightly longer than its benchmark, which had a positive effect on performance as Treasury yields declined across all maturities.1 The fund's curve strategy was slightly negative, as the fund underweighted intermediate Treasury issues which outperformed longer maturity Treasury securities over the reporting period. As the Treasury market rallied, the mortgage backed sector performed better than expected. However, the mortgage backed sector still underperformed Treasury issues as concerns about actual and expected prepayments impacted the price performance of the sector.

The fund's allocation to the mortgage backed market was gradually reduced in favor of Treasury securities due to the potential for a move to even lower Treasury rates. The fund still has a significant exposure to the mortgage backed sector due to the attractive yield advantage over Treasury issues, liquidity and high credit quality.2 Our bias has been to favor a defensive, prepayment-protected strategy within the mortgage backed market.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Investing in certain mortgage backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the Fund receiving a lower rate of interest.

How did spread sector products perform during the reporting period and what is the outlook for spread sector products as compared to Treasury securities?

The mortgage market underperformed U.S. Treasury and agency issues and outperformed corporate bonds during the fund's reporting period. Fixed-rate mortgages have experienced big moves in both directions over the past year. At the beginning of the fiscal year, fixed-rate mortgages climbed in the midst of the most recent Fed tightening cycle, and peaked in mid-May 2000 at 8.64%. Then, mortgage rates began a steady decline to a 6.89% level in mid-January 2001.

Moving forward, mortgage rates will take their cue from the general interest rate environment. With economic growth slowing, the U.S. housing market could soften. Declining mortgage rates and reduced consumer risk appetite are countervailing forces on home sales. Housing activity has been robust. Although the current housing turnover rate of about 7% is slightly lower than in the past two years, it is above the historical average of 6% for the past decade. The tremendous declines in mortgage rates have presented homeowners who borrowed at higher rates with the economic incentive to refinance.

What about prepayment risk in an environment of decreasing interest rates?

Currently, two-thirds of the mortgage backed market is composed of homeowners with mortgages of 7% or lower. In order for us to have a significant pickup in refinancing activity, the media effect needs to take place. The media factor plays out when there is a blitz of media publicity about refinancing opportunities after a strong Treasury market rally, which creates a refinancing "buzz." This media effect was last witnessed in the 1998 refinancing wave, when 30-year mortgage rates fell below 7%.

Currently, mortgage rates are hovering around 7%, and if they fall below this mark, there is a high probability that the media effect could kick in. In addition, some mortgage lenders now have electronic rate notification programs that inform registered borrowers via e-mail when a specific mortgage rate reaches a certain level. The question is whether this refinancing will be the magnitude of what we saw in the periods of 1993-1994 and 1998, or whether it will be more muted.

Arguments for a more aggressive refinancing wave are reflected in the strong home price appreciation over the past two years. High home appreciation rates not only makes it easier to qualify for a new loan, but also increase the attractiveness of cash-out refinancing. In addition, the increase in loan sizes makes the refinancing incentive greater.

Finally, the effect of the internet and electronic commerce is likely to be much more significant. The counter argument is that homeowners still remember mortgage rates as low as 6.5% as recently as two years ago, which argues for a more muted refinancing response. Some homeowners may choose to wait in the hope that new lows in fixed-rate mortgages might be reached.

For investors with a longer-term horizon, we believe that the mortgage backed sector is attractive for its credit quality, liquidity and yield. A slowing U.S. economy raises concerns about corporate profit margins, household income and creditworthiness. These concerns increase investor's risk aversion and are likely to drive aggregate asset allocation toward high-quality sectors. In addition, the mortgage backed securities market offers attractive yield pickups versus other high-quality, fixed income securities.

How much of the fund's portfolio focused on the mortgage backed securities market?

The portfolio has a 64.8% weighting in agency mortgage backed securities due to attractive valuations versus other high-grade, fixed income assets. As of February 28, 2001, the fund's portfolio composition was:

U.S. Treasury Obligations	39.4%
Federal Home Loan Mortgage Corporation	28.4%
Federal National Mortgage Association	20.5%
Government National Mortgage Association	15.9%

How did Federated Government Income Securities, Inc. perform for shareholders in terms of total return and income?

For the 12-month reporting period ended February 28, 2001, investors in Class A Shares of the fund received a total return of 12.91% based on net asset value. Investors in Class B, C, and F Shares received total returns of 12.12%, 12.08%, and 12.94%, respectively, based on net asset value.1 For the 12-month reporting period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indexes returned 14.25% and 15.98%, respectively.2 The total return for the Lipper General U.S. Government Fund Average was 12.95%.3

In terms of income, the fund's Class A, B, C and F shares paid monthly dividends totaling $0.515, $0.453, $0.452, and $0.516 per share, respectively.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, C, and F Shares were 7.83%, 6.62%, 11.08%, and 10.86%, respectively, for the 12-month reporting period.

2 Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indexes are unmanaged, and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. These figures do not reflect sales charges.

Two Ways You May Seek to Invest for Success:

RESULTS OF A $15,000 INVESTMENT

If you had made an initial investment of $15,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $42,090 on 2/28/2001. You would have earned a 7.17% average annual total return for the investment life span.1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 2/28/2001, the Class A Shares' average annual 1-year and since inception (8/5/96) total returns were 7.83% and 5.84%, respectively. The Class B Shares' average annual 1-year and since inception (8/5/96) total returns were 6.62% and 5.76%, respectively. Class C Shares' average annual 1-year and since inception (8/5/96) total returns were 11.08% and 6.15%, respectively. Class F Shares' average annual 1-year, 5-year and 10-year total returns were 10.86%, 6.39% and 6.55%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge for Class F Shares. A contingent deferred sales charge of 1.00% would be applied on any redemption of Class F Shares less than four years from the purchase date. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50%, contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% redemption fee within four years of purchase.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 14 years (reinvesting all dividends and capital gains) grew to $26,599.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $15,000 but your account would have reached a total value of $26,5991 by 2/28/2001. You would have earned an average annual total return of 7.00%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor--Investing for Current Income

Fifteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc., because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $55,000 Jaguar they bought to celebrate their anniversary--without touching their original principal.

The Laughlins' account totaled $280,601 as of 2/28/2001 for average annual total return of 7.71%.2

[Graphic Representation Omitted - See Appendix]

1 Fund shares are not guaranteed.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Government Income Securities, Inc. -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2001, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 a broad-based market index, Lipper General U.S. Government Funds Average (LGUSGFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	7.83%
Start of Performance (8/5/1996)	5.84%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated Government Income Securities, Inc. -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2001, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 a broad-based market index, Lipper General U.S. Government Funds Average (LGUSGFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	6.62%

Start of Performance (8/5/1996)	5.76%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemptions less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2001, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 a broad-based index, Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	11.08%
Start of Performance (8/5/1996)	6.15%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 28, 1991 to February 28, 2001, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based index, the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 a broad-based index, Lipper General U.S. Government Funds Average (LGUSFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	10.86%
5 Years	6.39%
10 Years	6.55%
Start of Performance (4/4/1986)	7.17%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

February 28, 2001

Principal Amount			Value
		LONG-TERM OBLIGATIONS--102.6%
		Federal Home Loan Mortgage Corp.--25.7%
$49,495,503		7.500%, 6/1/2007 - 1/1/2031	$50,784,910
123,093,099		7.000%, 9/1/2014 - 2/1/2031	124,812,495
75,100,000	[1]	6.500%, 4/1/2030	74,865,688
32,029,116		5.500%, 3/1/2029	30,607,664

		TOTAL	281,070,757

		Federal Home Loan Mortgage Corp. REMIC--1.0%
10,000,000		Series 1347-I, 8.000%, 8/15/2022	10,628,100

		Federal National Mortgage Association--16.4%
45,994,150		7.500%, 7/1/2028 - 12/1/2030	46,743,593
44,261,261	[1]	7.000%, 6/1/2030 -- 12/1/2030	44,759,036
27,716,691		6.500%, 9/1/2028	27,666,594
61,125,338	[1]	6.000%, 2/1/2029 -- 4/1/2030	59,810,674

		TOTAL	178,979,897

		Federal National Mortgage Association, REMIC--4.2%
44,856,880		Series 307-IO, 8.000%, (Interest Only), 6/1/2030	7,064,959
44,856,880		Series 307-PO, (Principal Only), 6/1/2030	39,304,944

		TOTAL	46,369,903

		Government National Mortgage Association--15.9%
586,904		13.000%, 1/15/2011 - 11/15/2014	665,590
2,241,200		12.500%, 4/15/2010 - 7/15/2015	2,517,984
7,534,310		12.000%, 5/15/2011 - 1/15/2016	8,375,573
2,808,961		11.000%, 12/15/2009 - 10/15/2019	3,053,632
2,583,251		10.500%, 3/15/2016	2,831,579
121,926		9.000%, 2/15/2009	127,488
25,914,767		8.500%, 8/15/2029 - 11/15/2030	26,897,373
63,993,044		8.000%, 6/15/2017 - 11/15/2030	65,999,132
40,816,965		7.500%, 9/15/2025 -- 1/15/2031	41,830,637
20,490,790		7.000%, 1/15/2028 - 10/15/2029	20,808,756
138,666		6.000%, 5/15/2024	137,322

		TOTAL	173,245,066

Principal Amount			Value
		LONG-TERM OBLIGATIONS--continued
		United States Treasury Securities--39.4%
$117,725,000		8.125%, 8/15/2019 - 8/15/2021	$154,929,664
18,000,000		7.250%, 5/15/2016	21,446,460
45,100,000		7.125%, 2/15/2023	54,223,279
62,000,000		6.250%, 7/31/2002 - 5/15/2030	67,104,565
40,000,000		5.750%, 8/15/2010	42,156,000
68,200,000		5.625%, 11/30/2002	69,469,884
20,000,000		5.500%, 1/31/2003	20,369,200

		TOTAL	429,699,052

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $1,101,738,682)	1,119,992,775

		MUTUAL FUND--0.8%
8,787,074		Government Obligations Fund (at net asset value)	8,787,074

		REPURCHASE AGREEMENTS--8.6%[2]
49,800,000	[3,4]	Credit Suisse First Boston, Inc., 5.470%, dated 2/8/2001, due 3/13/2001	49,800,000
22,300,000	[3,4]	Goldman Sachs Group LP, 5.740%, dated 1/16/2001, due 3/13/2001	22,300,000
22,400,000	[3,4]	Warburg Dillon Reed LLC, 5.580%, dated 1/25/2001, due 3/13/2001	22,400,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	94,500,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,205,025,756)[5]	$1,223,279,849

1 All or portion of this security is subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

4 Security held as collateral for future dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $1,205,025,756. The net unrealized appreciation of investments on a federal tax basis amounts to $18,254,093 which is comprised of $25,577,675 appreciation and $7,323,582 depreciation at February 28, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,092,141,689) at February 28, 2001.

The following acronyms are used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit
TBA	--To Be Announced

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2001

Assets:
Total investments in securities, at value (identified cost $1,205,025,756)		$1,223,279,849
Cash		317
Income receivable		7,521,172
Receivable for investments sold		67,975,759
Receivable for shares sold		2,073,520

TOTAL ASSETS		1,300,850,617

Liabilities:
Payable for investments purchased	$80,341,175
Payable for shares redeemed	1,687,549
Income distribution payable	2,282,443
Payable for dollar roll transactions	123,913,339
Accrued expenses	484,422

TOTAL LIABILITIES		208,708,928

Net assets for 124,289,032 shares outstanding		$1,092,141,689

Net Assets Consist of:
Paid in capital		$1,412,630,602
Net unrealized appreciation of investments		18,254,093
Accumulated net realized loss on investments		(338,743,006)

TOTAL NET ASSETS		$1,092,141,689

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($130,829,240 ÷ 14,873,069 shares outstanding)		$8.80

Offering Price Per Share (100/95.50 of $8.80)[1]		$9.21

Redemption Proceeds Per Share		$8.80

Class B Shares:
Net Asset Value Per Share ($75,544,123 ÷ 8,608,328 shares outstanding)		$8.78

Offering Price Per Share		$8.78

Redemption Proceeds Per Share (94.50/100 of $8.78)[1]		$8.30

Class C Shares:
Net Asset Value Per Share ($19,194,685 ÷ 2,182,278 shares outstanding)		$8.80

Offering Price Per Share		$8.80

Redemption Proceeds Per Share (99.00/100 of $8.80)[1]		$8.71

Class F Shares:
Net Asset Value Per Share ($866,573,641 ÷ 98,625,357 shares outstanding)		$8.79

Offering Price Per Share (100/99.00 of $8.79)[1]		$8.88

Redemption Proceeds Per Share (99.00/100 of $8.79)[1]		$8.70

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2001

Investment Income:
Interest (net of dollar roll expense of $4,739,203)			$76,023,697

Expenses:
Investment adviser fee		$8,108,922
Administrative personnel and services fee		814,136
Custodian fees		104,337
Transfer and dividend disbursing agent fees and expenses		1,004,548
Directors'/Trustees' fees		25,192
Auditing fees		19,298
Legal fees		7,732
Portfolio accounting fees		193,964
Distribution services fee--Class A Shares		275,800
Distribution services fee--Class B Shares		470,778
Distribution services fee--Class C Shares		119,360
Shareholder services fee--Class A Shares		275,800
Shareholder services fee--Class B Shares		156,926
Shareholder services fee--Class C Shares		39,786
Shareholder services fee--Class F Shares		2,230,461
Share registration costs		57,709
Printing and postage		232,019
Insurance premiums		2,162
Miscellaneous		16,060

TOTAL EXPENSES		14,154,990

Waivers and Reimbursement:
Waiver of investment adviser fee	$(2,645,812)
Waiver of distribution services fee--Class A Shares	(275,800)
Waiver of shareholder services fee--Class F Shares	(17,844)
Reimbursement of investment adviser fee	(13,936)

TOTAL WAIVERS AND REIMBURSEMENT		(2,953,392)

Net expenses			11,201,598

Net investment income			64,822,099

Realized and Unrealized Gain on Investments:
Net realized gain on investments			2,284,900
Net change in unrealized depreciation of investments			62,167,507

Net realized and unrealized gain on investments			64,452,407

Change in net assets resulting from operations			$129,274,506

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$64,822,099	$76,943,445
Net realized gain (loss) on investments	2,284,900	(48,488,279)
Net change in unrealized depreciation of investments	62,167,507	(29,035,409)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	129,274,506	(580,243)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,701,554)	(10,258,327)
Class B Shares	(3,377,905)	(3,276,697)
Class C Shares	(849,210)	(911,804)
Class F Shares	(53,893,430)	(65,368,524)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(64,822,099)	(79,815,352)

Share Transactions:
Proceeds from sale of shares	281,991,110	158,095,562
Net asset value of shares issued to shareholders in payment of distributions declared	36,567,299	45,409,053
Cost of shares redeemed	(426,996,642)	(454,586,638)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(108,438,233)	(251,082,023)

Change in net assets	(43,985,826)	(331,477,618)

Net Assets:
Beginning of period	1,136,127,515	1,467,605,133

End of period	$1,092,141,689	$1,136,127,515

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.28	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.52	0.50	0.53 [2]	0.62 [2]	0.30
Net realized and unrealized gain (loss) on investments	0.52	(0.49)	(0.04)	0.22	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	1.04	0.01	0.49	0.84	0.28

Less Distributions:
Distributions from net investment income	(0.52)	(0.52)	(0.54)	(0.59)	(0.32)

Net Asset Value, End of Period	$ 8.80	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	12.91%	0.10%	5.58%	10.10%	3.34%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.98%	0.96%	1.03%[4]

Net investment income	6.05%	5.79%	5.99%	7.13%	6.45%[4]

Expense waiver/reimbursement[5]	0.50%	0.51%	0.46%	0.49%	0.50%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$130,829	$106,328	$182,597	$138,554	$289

Portfolio turnover	192%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.26	$ 8.78	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.45	0.43	0.46 [2]	0.58	0.28
Net realized and unrealized gain (loss) on investments	0.52	(0.50)	(0.05)	0.20	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.97	(0.07)	0.41	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.45)	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.78	$ 8.26	$ 8.78	$ 8.84	$ 8.59

Total Return[3]	12.12%	(0.76%)	4.65%	9.34%	3.00%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.30%	5.04%	5.36%	6.51%	5.80%[4]

Expense waiver/reimbursement[5]	0.25%	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$75,544	$58,643	$48,304	$10,819	$2,421

Portfolio turnover	192%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.28	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.45	0.43	0.48 [2]	0.55	0.27
Net realized and unrealized gain (loss) on investments	0.52	(0.49)	(0.06)	0.23	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.97	(0.06)	0.42	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.45)	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.80	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	12.08%	(0.65%)	4.76%	9.29%	3.02%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.30%	5.04%	5.38%	6.21%	5.65%[4]

Expense waiver/reimbursement[5]	0.25%	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$19,195	$15,413	$15,682	$2,836	$1,343

Portfolio turnover	192%	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.27	$ 8.78	$ 8.83	$ 8.59	$ 8.75
Income From Investment Operations:
Net investment income	0.52	0.50	0.53 [1]	0.61	0.55
Net realized and unrealized gain (loss) on investments	0.52	(0.49)	(0.05)	0.24	(0.15)

TOTAL FROM INVESTMENT OPERATIONS	1.04	0.01	0.48	0.85	0.40

Less Distributions:
Distributions from net investment income	(0.52)	(0.52)	(0.53)	(0.61)	(0.56)

Net Asset Value, End of Period	$ 8.79	$ 8.27	$ 8.78	$ 8.83	$ 8.59

Total Return[2]	12.94%	0.10%	5.49%	10.19%	4.81%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.98%	0.96%	0.96%

Net investment income	6.05%	5.79%	5.95%	6.87%	6.42%

Expense waiver/reimbursement[3]	0.25%	0.26%	0.21%	0.24%	0.26%

Supplemental Data:

Net assets, end of period (000 omitted)	$866,574	$955,744	$1,221,022	$1,428,591	$1,773,905

Portfolio turnover	192%	152%	209%	264%	97%

1 Per Share information presented is based upon the average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2001

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's investment objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the fund does not anticipate that the adoption of the Guide will have significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)
$6,542	$(6,542)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 28, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $339,283,364, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 59,627,977

2003	192,317,284

2004	16,981,637

2005	23,283,777

2008	26,416,036

2009	20,656,653

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At February 28, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A	500,000,000
Class B	500,000,000
Class C	500,000,000
Class F	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended February 28 or 29	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	26,969,639	$229,691,904	10,636,664	$89,234,622
Shares issued to shareholders in payment of distributions declared	701,723	5,969,712	1,042,999	8,850,614
Shares redeemed	(25,643,903)	(217,815,558)	(19,614,492)	(165,552,073)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,027,459	$17,846,058	(7,934,829)	$(67,466,837)

Year Ended February 28 or 29	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,411,105	$29,204,565	4,479,624	$38,506,761
Shares issued to shareholders in payment of distributions declared	261,611	2,220,162	254,106	2,146,164
Shares redeemed	(2,164,725)	(18,355,450)	(3,136,889)	(26,532,401)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,507,991	$13,069,277	1,596,841	$14,120,524

Year Ended February 28 or 29	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,909,647	$16,321,012	1,595,950	$13,714,857
Shares issued to shareholders in payment of distributions declared	66,643	566,786	70,280	595,033
Shares redeemed	(1,656,300)	(14,060,038)	(1,587,301)	(13,478,233)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	319,990	$2,827,760	78,929	$831,657

Year Ended February 28 or 29	2001		2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	666,919	$6,773,629	1,939,477	$16,639,322
Shares issued to shareholders in payment of distributions declared	3,280,789	27,810,639	3,993,006	33,817,242
Shares redeemed	(20,947,466)	(176,765,596)	(29,328,953)	(249,023,931)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(16,999,758)	$(142,181,328)	(23,396,470)	$(198,567,367)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(13,144,318)	$(108,438,233)	(29,655,529)	$(251,082,023)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

The FSC may voluntarily choose to waive any portion of its fee. The FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended February 28, 2001, were as follows:

Purchases	$1,651,651,604

Sales	$1,884,118,667

Purchases and sales of long-term U.S. Government securities for the year ended February 28, 2001, were as follows:

Purchases	$515,069,723

Sales	$357,558,415

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended February 28, 2001, the Fund did not designate any long-term capital gains.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Government Income Securities, Inc. (the "Fund") as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 2001 and February 29, 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. as of February 28, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 17, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

G001109-01 (4/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation  periods from 4/4/86 to 2/28/01. The "y" axis is measured in increments of $10,000 ranging from $0 to
$50,000 and indicates that the ending value of hypothetical  initial  investment of $15,000 in the fund's Class F Shares,  assuming the  reinvestment  of capital gains and dividends, would have grown to $42,090 on 2/28/01.

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text beneath it. The "x" axis reflects computation periods from 4/4/86 to 2/28/01.  The "y" axis is measured in increments of $5,000 ranging from $0 to
$30,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and  subsequent  monthly  investments  of $1,000  over 14 years in the fund's Class F Shares would have grown to $26,599 on 2/2801.

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation  periods from 4/4/86 to 2/28/01. The "y" axis is measured in increments of $50,000 ranging from $0 to
$300,000 and indicates that the ending value of hypothetical  initial investment of $100,000 in the fund's Class F Shares,  assuming the  reinvestment of capital gains and dividends, would have grown to $280,601 on 2/2801.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class A
Share  of  Federated  Government  Income  Securities,   Inc.,  (the  "Fund")  is
represented  by a solid line.  The Merrill Lynch 5 Year Treasury Index (ML5T) is represented by a broken line, the Lehman  Brothers  Mortgage  Backed  Securities
Index  (LBMBS)  is  represented  by a  dotted  line,  the  Lipper  General  U.S.
Government  Funds  Average  (LGUSGFA)  is  represented  by a dot  dash dot and a blended index composed of 60% Lehman Brothers  Mortgage Backed  Securities Index
and 40% Lehman  Brothers  Government  Index  (LBMBGS) is represented by a shaded gray line. The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund,
ML5T, LBMBGS,  LGUSGFA and LBMBS. The "x" axis reflects computation periods from
8/5/96 to 2/8/01.  The "y" axis reflects the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's
Class A Shares as compared to the ML5T,  LBMBGS,  LGUSGFA and LBMBS.  The ending values were $12,966 $13,552,  $14,164,  $13,605,and $14,185,  respectively.  The legend  above the  graphic  presentation  indicates  the  Fund's  Class A Shares
Average  Annual Total Returns for the one-year and the start of  performance  of the Fund's Class A Shares  (8/5/1996)  to 2/28/01.  The total returns were 7.83%
and 5.84% respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class B
Share  of  Federated  Government  Income  Securities,   Inc.,  (the  "Fund")  is
represented  by a solid line.  The Merrill Lynch 5 Year Treasury Index (ML5T) is represented by a broken line, the Lehman  Brothers  Mortgage  Backed  Securities
Index  (LBMBS)  is  represented  by a  dotted  line,  the  Lipper  General  U.S.
Government  Funds  Average  (LGUSGFA)  is  represented  by a dot  dash dot and a blended index composed of 60% Lehman Brothers  Mortgage Backed  Securities Index
and 40% Lehman  Brothers  Government  Index  (LBMBGS) is represented by a shaded gray line. The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund,
ML5T, LBMBGS,  LGUSGFA and LBMBS. The "x" axis reflects computation periods from
8/5/96 to 2/28/01.  The "y" axis reflects the cost of the investment.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's
Class B Shares as compared to the ML5T,  LBMBGS,  LGUSGFA and LBMBS.  The ending values were $12,914, $13,552,  $14,164,  $13,605, and $14,185 respectively.  The legend  above the  graphic  presentation  indicates  the  Fund's  Class B Shares
Average  Annual Total Returns for the one-year and the start of  performance  of the Fund's Class B Shares (8/5/96) to 2/28/01.  The total returns were 6.62% and
5.76% respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class C
Share  of  Federated  Government  Income  Securities,   Inc.,  (the  "Fund")  is
represented  by a solid line.  The Merrill Lynch 5 Year Treasury Index (ML5T) is represented by a broken line, the Lehman  Brothers  Mortgage  Backed  Securities
Index  (LBMBS)  is  represented  by a  dotted  line,  the  Lipper  General  U.S.
Government  Funds  Average  (LGUSGFA)  is  represented  by a dot  dash dot and a blended index composed of 60% Lehman Brothers  Mortgage Backed  Securities Index
and 40% Lehman  Brothers  Government  Index  (LBMBGS) is represented by a shaded gray line. The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund,
ML5T, LBMBGS,  LGUSGFA and LBMBS. The "x" axis reflects computation periods from
8/5/96 to 2/28/01.  The "y" axis reflects the cost of the investment.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's
Class C Shares as compared to the ML5T,  LBMBGS,  LGUSGFA and LBMBS.  The ending values were $13,134, $13,552,  $14,164,  $13,605, and $14,185 respectively.  The legend  above the  graphic  presentation  indicates  the  Fund's  Class C Shares
Average  Annual Total Returns for the one-year and the start of  performance  of the Fund's Class C Shares (8/5/96) to 2/28/01. The total returns were 11.08% and
6.15% respectively.

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components of the line graph are listed  underneath.  The Class F
Share  of  Federated  Government  Income  Securities,   Inc.,  (the  "Fund")  is
represented  by a solid line.  The Merrill Lynch 5 Year Treasury Index (ML5T) is represented by a broken line, the Lehman  Brothers  Mortgage  Backed  Securities
Index  (LBMBS)  is  represented  by a  dotted  line,  the  Lipper  General  U.S.
Government  Funds  Average  (LGUSGFA)  is  represented  by a dot  dash dot and a blended index composed of 60% Lehman Brothers  Mortgage Backed  Securities Index
and 40% Lehman  Brothers  Government  Index  (LBMBGS) is represented by a shaded gray line. The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the Fund,
ML5T, LBMBGS,  LGUSGFA and LBMBS. The "x" axis reflects computation periods from
8/5/91 to 2/28/01.  The "y" axis reflects the cost of the investment.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's
Class F Shares as compared to the ML5T,  LBMBGS,  LGUSGFA and LBMBS.  The ending values were $18,855, $19,851,  $21,176,  $19,573, and $21,326 respectively.  The legend in the bottom quadrant of the graphic  presentation  indicates the Fund's
Class F Shares  Average  Annual Total  Returns for the  one-year,  five-year and
10-year  periods  ended 2/2801 and from the start of  performance  of the Fund's
Class F Shares (4/4/86) to 2/28/01. The total returns were 10.86%,  6.39%, 6.55%
and 7.17%, respectively.